UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2009

Yahoo! Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-28018	77-0398689
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

701 First Avenue Sunnyvale, California	94089
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 349-3300

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

1995 Stock Plan

The Board of Directors of Yahoo! Inc. (the “Company”) previously adopted an amended and restated version of the Yahoo! Inc. 1995 Stock Plan (the “Restated 1995 Plan”), subject to approval of the amendments by the Company’s stockholders. At the Company’s annual meeting of stockholders held June 25, 2009, the Company’s stockholders approved the Restated 1995 Plan. Among other things, the Restated 1995 Plan reflects amendments to (i) increase the number of shares of the Company’s common stock available for award grants under the Restated 1995 Plan by 50,000,000 shares (so that a maximum of 754,000,000 shares of the Company’s common stock may be issued or delivered pursuant to awards granted under the Restated 1995 Plan); (ii) change the share-counting provisions so that each share issued in respect of restricted stock and other “full-value” awards under the Restated 1995 Plan will count as 1.75 shares against the share limits; (iii) extend the Company’s ability to grant new awards under the Restated 1995 Plan until April 2, 2019; and (iv) extend the Company’s authority to grant awards under the Restated 1995 Plan intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the U.S. Internal Revenue Code through the 2014 annual meeting of stockholders as well as to grant such performance-based awards that would be payable only in cash and to approve the performance criteria listed in Appendix A to the Restated 1995 Plan for use in connection with such performance-based awards.

A copy of the Restated 1995 Plan is filed as an exhibit to this report and is incorporated herein by reference.

1996 Employee Stock Purchase Plan

The Company’s Board of Directors previously approved an amended and restated version of the Company’s Amended and Restated 1996 Employee Stock Purchase Plan (the “Restated Purchase Plan”), subject to approval of the amendments by the Company’s stockholders. At the Company’s annual meeting of stockholders held June 25, 2009, the Company’s stockholders approved the Restated Purchase Plan. Among other things, the Restated Purchase Plan reflects amendments to (i) increase the number of shares authorized for issuance under the Restated Purchase Plan by 30,000,000 shares (so that the maximum aggregate number of shares that may be issued under the Restated Purchase Plan would increase to 75,000,000 shares); and (ii) extend the term of the Restated Purchase Plan so that no new offering period would commence after May 10, 2029.

A copy of the Restated Purchase Plan is filed as an exhibit to this report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Yahoo! Inc. 1995 Stock Plan (as amended and restated on June 25, 2009).

10.2	Yahoo! Inc. Amended and Restated 1996 Employee Stock Purchase Plan (as amended and restated on June 25, 2009).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YAHOO! INC. (Registrant)

By:	/s/ Michael J. Callahan
Name:	Michael J. Callahan
Title:	Executive Vice President, General Counsel and Secretary

Date: June 29, 2009

EXHIBIT INDEX

Exhibit Number	Description
10.1	Yahoo! Inc. 1995 Stock Plan (as amended and restated on June 25, 2009).

10.2	Yahoo! Inc. Amended and Restated 1996 Employee Stock Purchase Plan (as amended and restated on June 25, 2009).